UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Central Securities Corporation

(Name of registrant as specified in charter)

630 Fifth Avenue, Suite 820, New York, New York 10111

 (Address of principal executive offices)

Marlene A. Krumholz

Central Securities Corporation

630 Fifth Avenue

Suite 820

New York, New York 10111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

NINETY-FIRST ANNUAL REPORT

2019

[2]

SIGNS OF THE TIMES

“America’s most profitable export product is not oil or medicine or Hollywood movies or Boeing airplanes. It is a small green piece of paper with Benjamin Franklin on the front.

“Last year, the United States exported $65.3 billion of its currency – mostly $100 bills….

“I cannot remember the last time I owned or even held a $100 bill.

“Yet foreign demand for the bills known as Benjamins has surged even as the domestic use of dollars has declined. The number of $100 bills in circulation roughly doubled between 2008 and 2017, and experts estimate a vast majority are in foreign hands.” (Binyamin Applebaum, The New York Times, March 10, 2019)

“Are we entering a new, progressive era in antitrust?

“The answer to that question matters a lot. The official scrutiny of the big tech companies – Facebook, Google, Amazon and Apple – is just getting underway….

“There are intriguing parallels with the progressive era of the late 19th and early 20th century: growing gaps in wealth, concentration of markets and a perceived threat to democracy.

“Then, the technology engine was the industrial revolution. Today it is the digital revolution. Then, the targets of enforcement were industrial trusts, led by Standard Oil. Today it is the digital behemoths. Then, the policy response was new antitrust laws – the Sherman Act of 1890 and the Clayton Act of 1914 – and aggressive enforcement. Today, the policy response remains to be seen.” (Steve Lohr, The New York Times, December 23, 2019)

“The Office of Management and Budget is required by law to produce a widely neglected annual report, the Information Collection Budget of the United States Government (ICB), which quantifies the annual paperwork burden that the government imposes on its citizens. The most recent ICB finds that in 2015, Americans spent 9.78 billion hours on federal paperwork.

“The Treasury Department, including the Internal Revenue Service, accounted for the vast majority of the total: 7.36 billion hours.” (Pamela Herd and Donald P. Moynihan, The New York Review, April 4, 2019)

“There are many statistics that illustrate the flaws of the U.S. health-care system. One in particular stands out. In 2017, Americans spent an average of $10,224 per person on health care, according to a Kaiser Family Foundation study. The equivalent figure across similarly wealthy countries that year was just $5,280. Yet despite spending almost twice as much as Australians, Canadians, Japanese, and many Europeans, Americans suffer from lower life expectancy, higher infant mortality rates, and a higher prevalence of heart disease, lung disease, and sexually transmitted infections.

“This reflects the deep dysfunction in the U.S. health-care system. Experts estimate that around 30 percent of the money spent on health care in the United States – around $1 trillion a year – is wasted on inefficiencies, excessive administrative expenses, the duplication of services, and fraud and abuse in insurance claims. Meanwhile, huge numbers of Americans remain uninsured or underinsured.” (William C. Hsiao, Foreign Affairs, January/February 2020)

[3]

CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the
Securities and Exchange Commission under the provisions of the Investment Company Act of 1940)

25-YEAR HISTORICAL DATA

		Per Share of Common Stock
		Net asset value	Source of dividends and distributions			Total dividends and distributions		Unrealized appreciation of investments at end of year
Year Ended December 31,	Total net assets		Ordinary income*	Long-term capital gains*
1994	$226,639,144	$17.60						$109,278,788
1995	292,547,559	21.74	$.33	$1.60		$1.93		162,016,798
1996	356,685,785	25.64	.28	1.37		1.65		214,721,981
1997	434,423,053	29.97	.34	2.08		2.42		273,760,444
1998	476,463,575	31.43	.29	1.65		1.94		301,750,135
1999	590,655,679	35.05	.26	2.34		2.60		394,282,360
2000	596,289,086	32.94	.32	4.03		4.35		363,263,634
2001	539,839,060	28.54	.22	1.58	**	1.80	**	304,887,640
2002	361,942,568	18.72	.14	1.11		1.25		119,501,484
2003	478,959,218	24.32	.11	1.29		1.40		229,388,141
2004	529,468,675	26.44	.11	1.21		1.32		271,710,179
2005	573,979,905	27.65	.28	1.72		2.00		302,381,671
2006	617,167,026	30.05	.58	1.64		2.22		351,924,627
2007	644,822,724	30.15	.52	1.88		2.40		356,551,394
2008	397,353,061	17.79	.36	2.10		2.46		94,752,477
2009	504,029,743	22.32	.33	.32		.65		197,256,447
2010	593,524,167	26.06	.46	.44		.90		281,081,168
2011	574,187,941	24.96	.43	.57		1.00		255,654,966
2012	569,465,087	24.53	.51	.43		.94		247,684,116
2013	648,261,868	26.78	.12	3.58		3.70		305,978,151
2014	649,760,644	26.18	.16	1.59		1.75		293,810,819
2015	582,870,527	23.53	.12	1.86		1.98		229,473,007
2016	674,683,352	27.12	.30	.68		.98		318,524,775
2017	826,331,789	32.86	.28	.72		1.00		460,088,116
2018	765,342,588	30.02	.56	.89		1.45		392,947,674
2019	994,595,051	38.42	.57	.78		1.35		607,489,748

Dividends and distributions for the 25-year period:			$7.98	$37.46		$45.44

*Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends from ordinary income include short-term capital gains.

**Includes non-taxable return of capital of $.55.

The Common Stock is listed on the NYSE American under the symbol CET. On December 31, 2019, the closing market price was $33.10 per share.

[4]

25-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000

(unaudited)

CET NAV
CET Market
S&P 500 Index
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Central’s results to December 31, 2019 versus the S&P 500 Index:

Average Annual Total Return	Central’s NAV Return	Central’s Market Return	S&P 500 Index
1 Year	33.31%	39.03%	31.48%
5 Year	13.88%	14.65%	11.68%
10 Year	12.49%	13.45%	13.54%
15 Year	10.03%	10.19%	8.99%
20 Year	8.11%	8.83%	6.05%
25 Year	11.51%	11.28%	10.20%
Value of $10,000 invested for a 25-year period	$152,480	$144,847	$113,476

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested on the payable date of the distribution at the market price or net asset value, as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation. Total returns do not reflect any transaction costs on investments or the deduction of taxes that investors may pay on distributions or the sale of shares.

The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is an unmanaged benchmark of large U.S. corporations that assumes reinvestment of all distributions, and excludes the effect of fees, expenses, taxes, and sales charges.

Performance data represents past performance and does not guarantee future investment results.

[5]

To the Stockholders of

Central Securities Corporation:

Financial statements for the year 2019, as reported upon by our independent registered public accounting firm, and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	December 31, 2019	December 31, 2018
Net assets	$994,595,051	$765,342,588
Net assets per share of Common Stock	38.42	30.02
Shares of Common Stock outstanding	25,889,242	25,496,847

Comparative operating results are as follows:

	Year 2019		Year 2018
Net investment income	$12,010,223		$13,684,841
Per share of Common Stock	.47	*	.54 *
Net realized gain from investment transactions	24,461,167		19,176,502
Increase (decrease) in net unrealized appreciation of investments	214,542,074		(67,140,442)
Increase (decrease) in net assets resulting from operations	251,013,464		(34,279,099)

*Per-share data are based on the average number of Common shares outstanding during the year.

The Corporation declared two distributions to holders of Common Stock in 2019, $.20 per share paid on June 25 in cash and $1.15 per share paid on December 23 in cash or in additional shares of Common Stock at the stockholder’s option. For Federal income tax purposes, of the $1.35 paid, $.57 represents ordinary income and $.78 represents long-term capital gains. Separate tax notices have been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

In the distribution paid in December, the holders of 44% of the outstanding shares of Common Stock elected stock, and they received 399,672 Common shares at a price of $31.93 per share.

During 2019, the Corporation purchased 17,181 shares of its Common Stock at an average price of $24.91 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

[6]

Central’s net asset value, adjusted for the reinvestment of distributions to shareholders increased by 33.3% during 2019. Over the same period, Central’s shares returned 39.0%. For comparative purposes, the S&P 500 Index increased by 31.5% while the Russell 2000, a broad index composed of smaller companies increased by 25.5%.

Long-term returns on an annualized basis are shown below.

Years	NAV Return	Market Return	S&P 500
10	12.5%	13.5%	13.5%
20	8.1%	8.8%	6.1%
30	12.4%	12.8%	9.9%
40	13.6%	14.2%	11.8%

Stock market results were buoyant in 2019. The markets were helped by three Federal Reserve interest rate cuts as well as an easing of trade tensions. Corporate earnings did not increase commensurately; thus P/E ratios increased. Against this backdrop, we made only a limited number of portfolio changes last year and our turnover remained in the single digits. We added a position in Roche Holdings, the Swiss pharmaceutical company. We sold investments in Alleghany, Kemper, Wells Fargo and Liberty Global. We also sold positions in Tiffany and Freeport-McMoRan that we had purchased during 2019. We increased our investments in Progressive, Berkshire Hathaway, JP Morgan Chase, American Express, Rayonier and Capital One. We reduced our positions in Motorola Solutions, Keysight Technologies, Brady, Roper Technologies, Ribbon Communications and Microsoft. Central ended the year with thirty-three investments, down from thirty-six at the beginning of the year.

The five most significant positive contributors to Central’s 2019 results, in order of importance were Plymouth Rock, Coherent, Hess, Analog Devices and Motorola Solutions. Together they contributed almost half of our overall return. The only declining investment in our portfolio during 2019 was Ribbon Communications.

Coherent, our largest listed investment, announced in April that CEO John Ambroseo would retire upon the selection of a new CEO, but no later than April of 2021, giving the company two years to find a new CEO. John has led Coherent since 2002 and has been one of the best leaders we have known. In our judgment the company is well positioned to benefit from continued growth in the laser industry, but the management change is noteworthy and will bear scrutiny.

Central’s largest and most important investment continues to be Plymouth Rock, a privately held company in which we invested in 1982. The Plymouth Rock Group of Companies together write and manage over $1.4 billion in personal and commercial auto, homeowners and umbrella insurance in Massachusetts, New Hampshire, Connecticut, New York, New Jersey and Pennsylvania. We currently own 23% of the shares outstanding.

Plymouth Rock had a productive year again in 2019, and we expect that the company’s 2019 annual report containing audited financial results will be available in April. Plymouth Rock’s annual reports from 1984 to 2018 may be found at www.plymouthrock.com/about/financial-information/annual-reports. Taken together, they provide a detailed history of the company.

[7]

We are often asked by shareholders and others for our views on the direction of the stock market, and the answer is that we do not know with any degree of certainty. While understanding the factors affecting the level of stock market prices and the probabilities of various potential outcomes is important, our focus is on finding excellent companies for Central to own as opposed to trading based on the market outlook.

Central is an independent, internally managed closed-end investment company. Our objective is growth of capital through the long-term ownership of a diversified equity portfolio containing a limited number of what we believe are superior companies. We invest with a time horizon of at least five years. Honest and capable management working in the long-term interest of shareholders is of the utmost importance in our consideration of new investments. Finally, we attempt to purchase at a reasonable, if not a bargain, price. This approach requires that we have intimate knowledge of the business and management of our companies. We believe Central’s ability to take a long-term view is advantageous to our shareholders.

As we recently announced, David Poppe has joined our Board of Directors. He is the President of Giverny Capital Asset Management, a newly formed asset management affiliate of Giverny Capital Inc. Before joining Giverny, he had a twenty-year career with Ruane, Cunniff & Goldfarb, the investment adviser to Sequoia Fund. He was CEO of Ruane, Cunniff & Goldfarb from 2016 to 2018. We are delighted to have the benefit of his extensive experience, and we would like to welcome him to our Board.

Stockholder’s inquiries are welcome.

John C. Hill         Wilmot H. Kidd        Andrew J. O’Neill

630 Fifth Avenue
New York, New York 10111
January 29, 2020

[8]

TEN LARGEST INVESTMENTS

December 31, 2019

(unaudited)

	Cost (mil.)	Value (mil.)	% of Net Assets	Year First Acquired
The Plymouth Rock Company Incorporated Plymouth Rock underwrites and services over $1.4 billion in automobile and homeowner’s insurance premiums in the Northeast. Founded in 1982, it has grown both organically and by acquisition.	$0.7	$216.0	21.7%	1982

Coherent, Inc. Coherent is a leading producer of commercial and scientific laser systems and components to diverse end-markets including flat-panel display, microelectronics and materials processing, with $1.4 billion in sales.	13.5	58.2	5.9	2007

Analog Devices, Inc. Analog Devices designs, manufactures and markets integrated circuits used in analog and digital signal processing and power management. It has $6 billion in global product sales to industrial, communications, automotive and consumer end-markets.	6.2	53.5	5.4	1987

Intel Corporation Intel is one of the world’s largest semiconductor makers, based on revenue of $70 billion. It develops advanced integrated circuits for industries such as computing, data storage and communications.	7.6	50.3	5.1	1986

Hess Corporation Hess Corporation engages in the exploration, development, production, transportation, purchase and sale of crude oil, natural gas liquid and natural gas. Hess has production operations in the U.S., Asia and South America.	31.2	46.8	4.7	2017

Motorola Solutions, Inc. Motorola Solutions, with sales of $6.4 billion, is a leading provider of emergency-response and public-safety communication infrastructure, devices, software and services to governments and enterprises globally.	11.1	40.3	4.1	2000

Capital One Financial Corporation Capital One is one of the 10 largest banks in the U.S., with assets of over $370 billion and deposits of over $250 billion. It generates revenues of $28 billion.	20.2	34.0	3.4	2013

JPMorgan Chase & Co. JPMorgan Chase is among the largest banks globally, with assets of over $2.7 trillion and deposits of over $1.5 trillion. It generates revenues of $113 billion.	13.0	32.1	3.2	2010

Rayonier Inc. Rayonier is a real estate investment trust with 2.6 million acres of timberlands in the Southern and Pacific Northwest regions of the United States and in New Zealand.	23.7	26.2	2.6	2014

Progressive Corporation Progressive earns $34 billion in auto, home and other specialty insurance premiums from direct and agent-marketed personal and commercial customers in the U.S.	18.6	25.3	2.5	2015

[9]

DIVERSIFICATION OF INVESTMENTS

December 31, 2019

(unaudited)

				Percent of Net Assets December 31,
	Issues	Cost	Value	2019	2018
Common Stocks:
Insurance	3	$22,653,083	$251,524,900	25.3%	27.6%
Technology Hardware and Equipment	4	36,268,028	124,939,463	12.6	12.6
Semiconductor	2	13,769,771	103,752,000	10.4	10.2
Diversified Financial	5	60,686,991	100,071,700	10.1	8.8
Health Care	4	41,059,414	65,639,050	6.6	5.8
Diversified Industrial	3	8,329,781	56,191,940	5.7	6.2
Banks	2	26,397,371	54,031,750	5.4	5.0
Energy	1	31,227,477	46,767,000	4.7	3.7
Communication Services	3	27,218,855	38,484,240	3.9	4.3
Real Estate and Homebuilding	2	34,483,862	36,802,400	3.7	3.5
Retailing	1	3,814,861	24,021,920	2.4	2.6
Other	3	14,062,695	25,235,574	2.5	2.3
Short-Term Investments	2	66,083,726	66,083,726	6.6	6.6

PRINCIPAL PORTFOLIO CHANGES

October 1 to December 31, 2019

(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased	Sold	Held December 31, 2019
Heritage-Crystal Clean, Inc.		5,000	680,000
Kemper Corporation		200,000	—
Liberty Global plc		210,000	—
Progressive Corporation	190,000		350,000
Ribbon Communications Inc.		170,000	1,077,488
Star Group, L.P.	83,002		726,900
Tiffany & Co.		110,000	—
TRI Pointe Group, Inc.		20,000	680,000

[10]

STATEMENT OF INVESTMENTS

December 31, 2019

Shares		Value
COMMON STOCKS 93.3%
	Banks 5.4%
275,000	Citigroup Inc.	$21,969,750
230,000	JPMorgan Chase & Co.	32,062,000
		54,031,750

	Communications Services 3.9%
16,000	Alphabet Inc. Class A (a)	21,430,240
200,000	Cogent Communications Holdings, Inc.	13,162,000
200,000	Liberty Latin America Ltd. Class C (a)	3,892,000
		38,484,240

	Consumer Services 0.4%
30,000	Wynn Resorts Ltd.	4,166,100

	Diversified Financial 10.1%
180,000	American Express Company	22,408,200
400,000	The Bank of New York Mellon Corporation	20,132,000
40	Berkshire Hathaway Inc. Class A (a)	13,583,600
330,000	Capital One Financial Corporation	33,960,300
210,000	The Charles Schwab Corporation	9,987,600
		100,071,700

	Diversified Industrial 5.7%
250,000	Brady Corporation Class A	14,315,000
680,000	Heritage-Crystal Clean, Inc. (a)	21,331,600
58,000	Roper Technologies, Inc.	20,545,340
		56,191,940

	Energy 4.7%
700,000	Hess Corporation	46,767,000

	Health Care 6.6%
90,000	Johnson & Johnson	13,128,300
195,000	Medtronic plc	22,122,750
200,000	Merck & Co., Inc.	18,190,000
300,000	Roche Holdings Ltd. ADR	12,198,000
		65,639,050

	Insurance 25.3%
100,000	Kinsale Capital Group, Inc.	10,166,000
28,424	The Plymouth Rock Company Incorporated Class A (b)(c)	216,022,400
350,000	Progressive Corporation	25,336,500
		251,524,900

[11]

Shares		Value
	Real Estate and Homebuilding 3.7%
800,000	Rayonier Inc.	$26,208,000
680,000	TRI Pointe Group, Inc. (a)	10,594,400
		36,802,400

	Retailing 2.4%
13,000	Amazon.com, Inc. (a)	24,021,920

	Semiconductor 10.4%
450,000	Analog Devices, Inc.	53,478,000
840,000	Intel Corporation	50,274,000
		103,752,000

	Software and Services 1.4%
90,000	Microsoft Corporation	14,193,000

	Technology Hardware and Equipment 12.6%
350,000	Coherent, Inc. (a)	58,222,500
225,000	Keysight Technologies, Inc. (a)	23,091,750
250,000	Motorola Solutions, Inc.	40,285,000
1,077,488	Ribbon Communications Inc. (a)	3,340,213
		124,939,463

	Utilities 0.7%
726,900	Star Group, L.P.	6,876,474

	Total Common Stocks (cost $319,972,189)	927,461,937

SHORT-TERM INVESTMENTS 6.6%
	Money Market Fund 3.6%
36,100,063	Fidelity Institutional Money Market Fund
	Treasury Only Portfolio Class I	36,100,063

Principal
	U.S. Treasury Bills 3.0%
$30,000,000	U.S. Treasury Bill 1.53%, due 1/14/20 (d)	29,983,663

	Total Short-Term Investments (cost $66,083,726)	66,083,726

	Total Investments (cost $386,055,915) (99.9%)	993,545,663

	Cash, receivables and other assets less liabilities (0.1%)	1,049,388

	Net Assets (100%)	$994,595,051

(a)Non-dividend paying.

(b)Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 5 and Note 6.

(c)Valued based on Level 3 inputs. See Note 2.

(d)Valued based on Level 2 inputs. See Note 2.

See accompanying notes to financial statements.

[12]

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

Assets:
Investments:
Securities of unaffiliated companies (cost $319,261,589) (Note 2)	$711,439,537
Securities of affiliated companies (cost $710,600) (Notes 2, 5 and 6)	216,022,400
Short-term investments (cost $66,083,726) (Note 2)	66,083,726	$993,545,663
Cash, receivables and other assets:
Cash	660,845
Dividends receivable	418,260
Operating lease right-of-use asset	960,382
Other assets	125,468	2,164,955
Total Assets		995,710,618
Liabilities:
Accrued expenses and other liabilities	155,185
Operating lease liability	960,382
Total Liabilities		1,115,567
Net Assets		$994,595,051
Net Assets are represented by:
Common Stock $1 par value: authorized 40,000,000 shares; issued 25,889,242 (Note 3)		$25,889,242
Surplus:
Paid-in	$356,773,442
Total distributable earnings, including net unrealized appreciation of investments	611,932,367	968,705,809
Net Assets		$994,595,051
Net Asset Value Per Common Share (25,889,242 shares outstanding)		$38.42

See accompanying notes to financial statements.

[13]

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income
Income:
Dividends from unaffiliated companies (net of foreign withholding taxes of $75,222)	$9,719,632
Dividends from affiliated companies (Note 5)	7,411,558
Interest	829,963	$17,961,153

Expenses:
Investment research	2,666,030
Administration and operations	1,807,722
Occupancy and office operating expenses	493,504
Directors’ fees	244,283
Legal, auditing and tax preparation fees	166,560
Software and information services	158,735
Franchise and miscellaneous taxes	91,629
Transfer agent, registrar and custodian fees and expenses	90,577
Stockholder communications and meetings	68,526
Miscellaneous	163,364	5,950,930
Net investment income		12,010,223

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain from unaffiliated companies	24,461,167
Increase in net unrealized appreciation of investments in unaffiliated companies	169,063,674
Increase in net unrealized appreciation of investments in affiliated companies (Note 5)	45,478,400
Net gain on investments		239,003,241
Increase in Net Assets Resulting from Operations		$251,013,464

See accompanying notes to financial statements.

[14]

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2019 and 2018

	2019	2018
From Operations:
Net investment income	$12,010,223	$13,684,841
Net realized gain from investment transactions	24,461,167	19,176,502
Increase (decrease) in net unrealized appreciation of investments	214,542,074	(67,140,442)
Increase (decrease) in net assets resulting from operations	251,013,464	(34,279,099)
Distributions To Stockholders:
From distributable earnings	(34,401,599)	(36,422,535)
From Capital Share Transactions: (Notes 3 and 8)
Distribution to stockholders reinvested in Common Stock	12,761,527	13,373,879
Issuance of shares of Common Stock to directors and employees	307,073	321,120
Cost of treasury stock purchased	(428,002)	(3,982,566)
Increase in net assets from capital share transactions	12,640,598	9,712,433
Total increase (decrease) in net assets	229,252,463	(60,989,201)
Net Assets:
Beginning of year	765,342,588	826,331,789
End of year	$994,595,051	$765,342,588

See accompanying notes to financial statements.

[15]

STATEMENT OF CASH FLOWS

For the year ended December 31, 2019

Cash Flows from Operating Activities:
Increase in net assets from operations		$251,013,464
Adjustments to increase in net assets from operations:
Proceeds from securities sold	$84,675,177
Purchases of securities	(59,014,782)
Net increase in short-term investments	(15,477,127)
Net realized gain from investments	(24,461,167)
Increase in net unrealized appreciation of investments	(214,542,074)
Non-cash stock compensation	307,073
Depreciation and amortization	3,733
Changes in operating assets and liabilities:
Increase in dividends receivable	(8,014)
Increase in other assets	(34,543)
Increase in accrued expenses and other liabilities	36,260
Total adjustments		(228,515,464)
Net cash provided by operating activities		22,498,000
Cash Flows from Financing Activities:
Dividends and distributions paid	(21,640,072)
Treasury stock purchased	(428,002)
Cash used in financing activities		(22,068,074)
Net increase in cash		429,926
Cash at beginning of year		230,919
Cash at end of year		$660,845

Supplemental Disclosure of Cash Flow Information:
Non-cash operating activities not included herein consist of:
Operating lease right-of-use asset and liability	$960,382
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions to stockholders	$12,761,527
Issuance of shares of Common Stock to directors and employees	$307,073

See accompanying notes to financial statements.

[16]

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies—Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

Security Valuation—Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

Federal Income Taxes—It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. Management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements. The Corporation’s Federal, state and local tax returns for the current and previous three fiscal years remain subject to examination by the relevant taxing authorities.

Use of Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Leases—The Corporation adopted Accounting Standards Update 2016-02, “Leases” (“ASU 2016-02”), issued by the Financial Accounting Standards Board (“FASB”), effective January 1, 2019. The new standard generally requires a lessee for an operating lease to recognize on its statement of assets and liabilities at the lease commencement date (1) a liability representing its obligation to make lease payments over the lease term and (2) a corresponding right-of-use (“ROU”) asset for its right to use the underlying asset over the lease term. The lease liability is measured at the present value of the unpaid fixed and certain variable lease payments using a discount rate implicit in the lease, if known, or the rate of interest the lessee would have to pay on a collateralized basis to borrow an amount equal to the lease payments under similar terms. Lease expense for fixed lease payments is recognized on a straight-line basis over the lease term and is included in Occupancy and office operating expenses in the Statement of Operations. Variable payments for increases in operating expenses and real estate taxes are expensed as incurred and also are included in Occupancy and office operating expenses. See Note 9.

Other—Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is accrued daily.

Recently Issued Accounting Pronouncement — In August 2018, the FASB issued Accounting Standards Update 2018-13, “Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”), which introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years, with earlier adoption permitted. Management does not believe there will be a material impact on the applicable financial statement disclosures as a result of the adoption of ASU 2018-13.

[17]

NOTES TO FINANCIAL STATEMENTS — Continued

2. Fair Value Measurements—The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•Level 1—Quoted prices in active markets for identical investments;

•Level 2—Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;

•Level 3—Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Incorporated Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of December 31, 2019 are classified as follows:

	Level 1	Level 2	Level 3	Total Value
Common stocks	$711,439,537	—	$216,022,400	$927,461,937
Short-term investments	36,100,063	$29,983,663	—	66,083,726
Total	$747,539,600	$29,983,663	$216,022,400	$993,545,663

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2018	$170,544,000
Change in unrealized appreciation of investments in affiliated companies included in increase in net assets from operations	45,478,400
Balance as of December 31, 2019	$216,022,400

Unrealized appreciation of Level 3 investments still held as of December 31, 2019 increased during the year by $45,478,400, which is included in the above table.

In valuing the Plymouth Rock Level 3 investment as of December 31, 2019, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.8–1.9; average: 1.4); price-to-historical earnings (range: 13.5–34.2; average: 24.3); and price-to-forward earnings estimates (range: 11.0–27.1; average: 18.2). Management also used a discounted cash flow model based on a forecasted return on equity of approximately 10% and a cost of capital of approximately 9%. Plymouth Rock’s book value and an independent valuation of Plymouth Rock’s shares obtained by Plymouth Rock were also considered. Averages of these values were then discounted for lack of marketability and control of the Plymouth Rock shares by 30% and 40%, a range management believes market participants would apply. Management presented and discussed the above information with the Corporation’s directors, who approved the value for the investment.

Significant increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would result in a higher (lower) range of fair values. Significant increases (decreases) in the discount for lack of marketability or cost of capital in isolation would result in a lower (higher) range of fair values.

3. Common Stock and Dividend Distributions—The Corporation purchased 17,181 shares of its Common Stock in 2019 at an average price of $24.91 per share representing an average discount from net asset value of 17.1%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of

[18]

NOTES TO FINANCIAL STATEMENTS — Continued

Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

The Corporation declared two distributions to holders of Common Stock in 2019, $.20 per share paid on June 25 in cash and $1.15 per share paid on December 23 in cash or in additional shares of Common Stock at the stockholder’s option. In connection with the December 23 distribution, 85,865 treasury shares were distributed and 313,807 shares of Common Stock were issued, all at a price of $31.93 per share.

The tax character of dividends and distributions paid during the year was ordinary income, $14,525,120 and long-term capital gain, $19,876,479; for 2018, it was $14,065,080 and $22,357,455, respectively. As of December 31, 2019, for tax purposes, undistributed ordinary income was $2,125,097 and undistributed long-term realized capital gain was $2,513,278. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Financial statements are adjusted for permanent book-tax differences; such adjustments were not material for the year ended December 31, 2019.

4. Investment Transactions—The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2019, excluding short-term investments, were $59,014,782 and $84,675,177, respectively.

As of December 31, 2019, the tax cost of investments was $386,055,914. Net unrealized appreciation was $607,489,748 consisting of gross unrealized appreciation and gross unrealized depreciation of $615,663,613 and $8,173,865, respectively.

5. Affiliated Companies—Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the year ended December 31, 2019, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $45,478,400 and the Corporation received dividends of $7,411,558 from Plymouth Rock. The Chief Executive Officer of the Corporation is a director of Plymouth Rock. The President of the Corporation is a director of certain subsidiaries of Plymouth Rock.

6. Restricted Securities—The Corporation may from time to time invest in securities the resale of which is restricted. On December 31, 2019, the Corporation’s restricted securities consisted of 28,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $216,022,400 at December 31, 2019, which was equal to 21.7% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

7. Bank Line of Credit—The Corporation has entered into a $25 million uncommitted, secured revolving line of credit with UMB Bank, n.a. (“UMB”), the Corporation’s custodian. All borrowings are payable on demand of UMB. Interest on any borrowings is payable monthly at a rate based on the federal funds rate, subject to a minimum annual rate of 2.50%. No borrowings were made during the year ended December 31, 2019.

8. Compensation and Benefit Plans—The aggregate remuneration paid to all officers during the year ended December 31, 2019 was $3,577,917.

Officers and other employees participate in a 401(k) profit sharing plan. The Corporation has agreed to contribute 3% of each participant’s qualifying compensation to the plan, which is immediately vested. Contributions in excess of 3% may be made at the discretion of the Board of Directors and vest after three years of service. During the year ended December 31, 2019, the Corporation contributed $247,628 to the plan, which represented 15% of total qualifying compensation.

The Corporation maintains an incentive compensation plan (the “2012 Plan”) which permits the granting of awards of unrestricted stock, restricted stock, restricted stock units and cash to full-time employees and non-employee directors of the Corporation. The 2012 Plan provides for the issuance of up to 1,000,000 shares of the Corporation’s Common Stock over the ten-year life of the 2012 Plan, of which 922,059 remain available for future

[19]

NOTES TO FINANCIAL STATEMENTS — Continued

grants at December 31, 2019. The 2012 Plan limits the amount of shares that can be awarded to any one person in total or within a certain time period. Any award made under the 2012 Plan may be subject to performance conditions. The 2012 Plan is administered by the Corporation’s Compensation and Nominating Committee.

A summary of awards of unrestricted shares of Common Stock granted and issued in 2019 is presented below. The fair value of unrestricted stock is the average of the high and low prices of the Corporation’s Common Stock on the grant date.

	Officers and employees	Non-employee directors
Number of shares granted	10,853	3,000
Number of shares surrendered for withholding taxes	(3,949)	n/a
Number of shares issued	6,904	3,000
Weighted average grant date fair value	$31.98	$28.76

Pursuant to the terms of the 2012 Plan, each non-employee director is awarded 500 shares of vested unrestricted Common Stock at initial election to the Board of Directors and annually after re-election at the Corporation’s annual meeting. The aggregate value of these awards made in 2019 was $86,283. This amount plus cash payments of $158,000 made to all non-employee directors are included in Directors’ fees expense in the accompanying Statement of Operations.

9. Operating Lease—The Corporation leased office space under a lease that ended June 30, 2019. The lease was amended effective July 1, 2019 to extend the lease term until June 30, 2022. The landlord may terminate the lease no earlier than June 30, 2021 with one-year’s notice, in which case the Corporation’s rental commitment would end as of the termination date. The lease includes fixed payments for occupancy and certain utilities and variable payments relating to the Corporation’s share of increases in building operating expenses and real estate taxes.

In adopting ASU 2016-02, the Corporation determined that the lease was an operating lease. The Corporation elected not to separate lease and non-lease components of the contract in measuring its lease liability. As of January 1, 2019, the Corporation measured its lease liability and corresponding ROU asset at approximately $198,000, which was the present value of the remaining fixed payments under the lease using a discount rate of 2.93%. The lease extension is accounted for as a separate contract under ASU 2016-02. As of July 1, 2019, the Corporation measured its lease liability and corresponding ROU asset at $1,143,975, which was the present value of the fixed payments under the contract using a discount rate of 3.00%.

Total lease expense for the year ended December 31, 2019 was $418,609 including $398,223 of operating lease cost and $20,386 of variable lease cost.

Fixed amounts due under the lease as of December 31, 2019 are as follows:

2020	$398,223
2021	398,223
2022	199,111
Total undiscounted lease payments	995,557
Less imputed interest	(35,175)
Total lease liability	$960,382

[20]

FINANCIAL HIGHLIGHTS

The following table shows per share operating performance data, total returns, ratios and supplemental data for each year in the five-year period ended December 31, 2019. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares.

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested at the market price or net asset value, as applicable, on the payable date of the distribution. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation.

	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value, beginning of year	$30.02	$32.86	$27.12	$23.53	$26.18
Net investment income (a)	.47	.54	.28	.19	.14
Net realized and unrealized gain (loss) on securities (a)	9.38	(1.91)	6.52	4.41	(.83)
Total from investment operations	9.85	(1.37)	6.80	4.60	(.69)
Less:
Dividends from net investment income	.47	.55	.27	.20	.12
Distributions from capital gains	.88	.90	.73	.78	1.86
Total distributions	1.35	1.45	1.00	.98	1.98
Net change from capital share transactions	(.10)	(.02)	(.06)	(.03)	.02
Net asset value, end of year	$38.42	$30.02	$32.86	$27.12	$23.53
Per share market value, end of year	$33.10	$24.83	$27.40	$21.79	$19.02
Total return based on market (%)	39.03	(4.51)	30.55	19.97	(4.71)
Total return based on NAV (%)	33.31	(3.88)	25.63	20.44	(1.23)
Ratios/Supplemental Data:
Net assets, end of year (000)	$994,595	$765,343	$826,332	$674,683	$582,871
Ratio of expenses to average net assets (%)	.66	.69	.75	.88	.72
Ratio of net investment income to average net assets (%)	1.32	1.63	.92	.75	.56
Portfolio turnover rate (%)	7.00	8.04	6.03	9.48	25.48

(a)Based on the average number of shares outstanding during the year.

See accompanying notes to financial statements.

[21]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
Central Securities Corporation:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Central Securities Corporation (the “Corporation”), including the statement of investments, as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Corporation as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We or our predecessor firms have served as the Corporation’s auditor since 1930.

New York, NY
January 31, 2020

[22]

OTHER INFORMATION

Direct Registration

The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2019 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-Q. The Corporation’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy

In order to conduct its business, the Corporation, through its transfer agent, Computershare Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record in connection with their transactions in shares of our securities. This information includes the shareholder’s address, tax identification number and number of shares. We do not collect or maintain personal information about stockholders whose shares are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about our stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Securities Exchange Act of 1934. You can identify forward-looking statements by words such as “believe,” “expect,” “may,” “anticipate,” and other similar expressions when discussing prospects for particular portfolio holdings and/or markets, generally. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

[23]

BOARD OF DIRECTORS AND OFFICERS

Name (age)	Principal Occupation (last five years) and position with the Corporation (if any)	Other Public Company Directorships held by Directors
Independent Directors
L. PRICE BLACKFORD (68) Director since 2012	Managing Director, Scott-Macon, Ltd. (investment banking)	None
SIMMS C. BROWNING (79) Director since 2005	Retired 2003; Vice President, Neuberger Berman, LLC (asset management) prior thereto	None
DONALD G. CALDER (82) Director since 1982	Chairman, Clear Harbor Asset Management, LLC since 2010; President, G.L. Ohrstrom & Co. Inc. (private investment firm) prior thereto	Brown-Forman Corporation (beverages); Carlisle Companies (industrials) and Roper Technologies, Inc. (manufacturing), each prior to 2010
DAVID C. COLANDER (72) Director since 2009	Professor of Economics, Middlebury College	None
JAY R. INGLIS (85) Director since 1973	Retired since 2014; Vice President and General Counsel, International Claims Management, Inc. prior thereto	None
Interested Directors
WILMOT H. KIDD (78) Director since 1972	Chairman and Chief Executive Officer, Central Securities Corporation; President, Central Securities Corporation 1973-2018	Silvercrest Asset Management Group, Inc.
WILMOT H. KIDD IV (40) Director since 2017	Independent photographer, cinematographer and film producer	None
Other Officers
JOHN C. HILL (46)	President since 2018 and Vice President since 2016; Analyst, Davis Advisors, 2009-2016
MARLENE A. KRUMHOLZ (56)	Vice President since 2009 and Secretary since 2001
ANDREW J. O’NEILL (47)	Vice President since 2011, Investment Analyst since 2009
LAWRENCE P. VOGEL (63)	Treasurer since 2010 and Vice President since 2009

The Corporation is a stand-alone investment company. The address of each Director and officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111. All Directors serve for a term of one year and are elected by stockholders at the Corporation’s annual meeting. Officers serve at the pleasure of the Board of Directors.

[24]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis
Wilmot H. Kidd IV
C. Carter Walker, Jr., Director Emeritus

OFFICERS

Wilmot H. Kidd, Chief Executive Officer
John C. Hill, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 505000, Louisville, KY 40233
800-756-8200
www.computershare.com/investor

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	The registrant has not granted any waivers, including implicit waivers from a provision of this code of ethics.

(e)	Not applicable.

(f)	This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts.

(a)	The Board of Directors of the Corporation has determined that none of the members of its Audit Committee meet the definition of “Audit Committee Financial Expert” as the term has been defined by the Securities and Exchange Commission (“SEC”). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Audit Committee collectively has sufficient expertise to perform its duties. In addition, the Audit Committee’s charter authorizes the Audit Committee to engage a financial expert should it determine that such assistance is required.

Item	4. Principal Accountant Fees and Services.

	2019		2018
Audit fees	$113,000	(1)	$96,500	(1)
Audit-related fees	0		0
Tax fees	23,500	(2)	22,500	(2)
All other fees	0		0
Total fees	$136,500		$119,000

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.

(2)	Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

All of the non-audit and tax services provided by KPMG LLP for fiscal year 2019 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

Item 5. Audit Committee of Listed Registrants. The registrant has a separately-designated standing audit committee. Its members are: L. Price Blackford, Simms C. Browning, Donald G. Calder, David C. Colander and Jay R. Inglis.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

CENTRAL SECURITIES CORPORATION

PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interest of our stockholders, we will vote against management’s recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors – We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

●	We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.

●	We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.

●	We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.

●	We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.

●	We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s shareholders.

We evaluate proposals related to compensation on a case-by case basis.

●	We generally support stock option plans that are incentive based and not excessive.

●	We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.

●	We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.

●	We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.

●	We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

●	We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.

●	We will evaluate proposals regarding shareholders rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.

●	We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.

●	We generally support share repurchase programs.

●	We generally support the general updating of or corrective amendments to corporate charters and by-laws.

●	We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors – We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

●	We generally support management’s proposals regarding the approval of independent auditors.

●	We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

●	We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.

●	We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. As of the date of this filing, Mr. Wilmot H. Kidd, Chief Executive Officer, Mr. John C. Hill, President, and Mr. Andrew J. O’Neill, Vice President, manage the Corporation’s investments. Mr. Kidd has served as Chief Executive Officer since 2018 and served as President from 1973 to 2018. Mr. Hill joined the Corporation as a Vice President in 2016 and was elected President in 2018. He had previously worked as an investment analyst with Davis Selected Advisers LP since 2009. Mr. O’Neill joined the Corporation in 2009, and was elected Vice President in 2011. Mr. Kidd, Mr. Hill and Mr. O’Neill do not manage any other accounts, and accordingly, the Registrant is not aware of any material conflicts with their management of the Corporation’s investments.

Mr. Kidd’s, Mr. Hill’s and Mr. O’Neill’s compensation consists primarily of a fixed base salary and a bonus. All or a portion of their bonus may be paid in shares of stock of the Corporation. Their compensation is reviewed and approved annually by the Compensation and Nominating Committee of the Board of Directors (the “Committee”), which is comprised solely of independent directors. Their compensation may be adjusted from year to year based on the Committee’s perception of overall performance and their management responsibilities.

Mr. Kidd’s, Mr. Hill’s and Mr. O’Neill’s bonus in 2019 was at the discretion of the Committee. Mr. Kidd, Mr. Hill and Mr. O’Neill also participate in the Corporation’s 401k Profit Sharing Plan, pursuant to which the Corporation contributed a percentage of their eligible compensation.

As of December 31, 2019, the value of Mr. Kidd’s, Mr. Hill’s and Mr. O’Neill’s investment in Central Securities common stock each exceeded $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1 through July 31)	0	NA	NA	NA
Month #2 (August 1 through August 31)	0	NA	NA	NA
Month #3 (September 1 through September 30)	0	NA	NA	NA
Month #4 (October 1 through October 31)	0	NA	NA	NA
Month #5 (November 1 through November 30)	0	NA	NA	NA
Month #6 (December 1 through December 31)	0	NA	NA	NA
Total	0	NA	NA	NA

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as set forth in the Corporation’s proxy statement dated February 7, 2020.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act. Attached hereto.

(3) Not Applicable.

(4) Not Applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By:	/s/ Wilmot H. Kidd
Wilmot H. Kidd
Chief Executive Officer

February 12, 2020
Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By:	/s/ Wilmot H. Kidd
Wilmot H. Kidd
Chief Executive Officer

February 12, 2020
Date

By:	/s/ Lawrence P. Vogel
Lawrence P. Vogel
Vice President and Treasurer

February 12, 2020
Date